______________________________________________________________________________

CSX CORPORATION

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
Successor Trustee

AND

THE BANK OF NEW YORK MELLON,
Prior Trustee

___________________________

EIGHTH SUPPLEMENTAL
INDENTURE

Dated as of March 24, 2010

__________________________

______________________________________________________________________________

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TABLE OF CONTENTS

                                                  Page

ARTICLE ONE

RELATION TO INDENTURE; DEFINITIONS

Section 1.1. Relation to Indenture………………………………………………………………….....................................2

Section 1.2. Definitions……………………………………………………………..……………….....................................2

ARTICLE TWO

SCOPES OF APPLICABILITY

Section 2.1. Applicability of this Eighth Supplemental Indenture…………………………....................................…..3

Section 2.2. Change in Law……………………………………...……………………………....................................…....3

Section 2.3. Eighth Supplemental Indenture Shall Govern…………...………………………........................................3

ARTICLE THREE

AMENDMENTS

ARTICLE FOUR

APPOINTMENT OF SUCCESSOR TRUSTEE

Section 4.1. Resignation of Prior Trustee……………………………………………….................................……...16

Section 4.2. Assignment by Prior Trustee………………………...…………………………....................................16

Section 4.3. Acceptance of Resignation…..…………………………………….................................………….…..16

Section 4.4. Satisfaction of Conditions to Resignation……………………...…………..........................................16

Section 4.5. No Disqualification as Successor Trustee…………………………….................................………....16

Section 4.6. Appointment of Successor Trustee………………………………….……….................................…..16

Section 4.7. Effectiveness of Appointment……………………………………………….................................…....16

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ARTICLE FIVE

MISCELLANEOUS PROVISIONS

Section 5.1. Incorporation of Indenture………………………………………………….................................…….17

Section 5.2. Governing Law…………………………………………………………………......................................17

Section 5.3. Counterparts………………………………………………………………….................................….....17

Section 5.4. Separability Clause…………………………………………………………...................................…....17

Section 5.5. Successors and Assigns………………………………………….……………................................…17

Section 5.6. Benefits of Eighth Supplemental Indenture………………………………...............................……..17

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  ii

EIGHTH SUPPLEMENTAL INDENTURE dated as of March 24, 2010 between CSX Corporation, a Virginia corporation (the “Company”), The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon, formerly The Bank of New York, successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank), a New York banking corporation, as successor trustee (the “Successor Trustee”) and The Bank of New York Mellon, as prior trustee (the “Prior Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Prior Trustee a certain indenture, dated as of August 1, 1990 and supplemented by the First Supplemental Indenture dated as of June 15, 1991, the Second Supplemental Indenture dated as of May 6, 1997, the Third Supplemental Indenture dated as of April 22, 1998, the Fourth Supplemental Indenture dated as of October 30, 2001, the Fifth Supplemental Indenture dated as of October 27, 2003, the Sixth Supplemental Indenture dated as of September 23, 2004 and the Seventh Supplemental Indenture dated as of April 25, 2007 (the indenture, as so supplemented and as further supplemented herein, is herein called the “Indenture”), pursuant to which one or more series of unsecured notes, debentures, securities or other evidences of indebtedness of the Company (herein called the “Securities”) may be issued from time to time;

WHEREAS, Section 901 of the Indenture provides that the Company, when authorized by a Board Resolution, and the trustee under the Indenture (the “Trustee”) may at any time and from time to time enter into one or more indentures supplemental to the Indenture for the purpose, among other things, of (i) establishing the form or terms of  Securities of any series and any related coupons as permitted by Sections 201 and 301 of the Indenture or (ii) making any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect;

WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this Eighth Supplemental Indenture to amend and supplement the Indenture in certain respects with respect to Securities of any and all series issued on or after the date hereof; and

WHEREAS, all things necessary to make this Eighth Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done.

WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Paying Agent and Registrar to succeed Prior Trustee in such capacities under the Indenture; and

WHEREAS, Successor Trustee is willing to accept such appointment as Successor Trustee, Paying Agent and Registrar under the Indenture;

NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities of any and all series established on or after the date hereof, as follows:
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ARTICLE ONE

RELATION TO INDENTURE; DEFINITIONS

Section 1.1. Relation to Indenture.  This Eighth Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2. Definitions.  For all purposes of this Eighth Supplemental Indenture:

(a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture, unless otherwise defined in this Eighth Supplemental Indenture, in which case definitions set forth in this Eighth Supplemental Indenture shall govern; and

(b) The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Eighth Supplemental Indenture.

(c) Section 101 of the Indenture is hereby amended and supplemented by:

(i) adding the following definitions:

“Clearstream” means Clearstream Banking, S.A.

“Euroclear” means Euroclear Bank, S.A./N.V., as operater of the Euroclear system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Private Placement Legend” has the meaning provided in Section 204.

“Restricted Security” means a Security that constitutes a “restricted security” within the meaning of Rule 144(a)(3) under the Securities Act.

(ii) replacing the definitions below in the Indenture to read as follows:

“Exchange Offer” means the offer by the Company to the Holders of Restricted Securities to exchange all of the Restricted Securities for Exchange Securities, as provided in a Registration Rights Agreement.

“Exchange Securities” refers to any Security containing terms substantially identical to Restricted Securities (except that (i) such Exchange Securities shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued and exchanged for such Restricted Securities in accordance with the Exchange Offer, as provided in a Registration Rights Agreement and this Indenture.

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“Registration Rights Agreement” means a Registration Rights Agreement entered into in connection with the offer and issuance of Restricted Securities, providing for the exchange of such Restricted Securities for Exchange Securities.

“Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of Restricted Securities pursuant to a Registration Rights Agreement.

ARTICLE TWO

SCOPES OF APPLICABILITY

Section 2.1. Applicability of this Eighth Supplemental Indenture.  The provisions of this Eighth Supplemental Indenture shall be applicable, and the Indenture is hereby amended and supplemented as specified herein, with respect to any Securities issued on or after the date hereof.

Section 2.2. Change in Law.  In connection with any future change in law under the Securities Act, the Exchange Act, other applicable law or upon the advice of counsel, the Company shall be entitled to change or update the Private Placement Legend in Section 204 of the Indenture, the Special Transfer Provisions in Section 313 of the Indenture and certifications in Sections 205, 314 and 315 of the Indenture and in the Form of Transfer Notice included in the form of Security attached as Exhibit A to the Indenture, without entering into an additional Supplemental Indenture and without the Consent of Holders, by delivering a detailed Officer’s Certificate which states the full text of the new Private Placements Legend, sets forth full detailed instructions on the use of new Special Transfer Provisions and attaches the new certifications to be used in connection with those requirements together with an Officer’s Certificate which states that those new requirements are in compliance with the Securities Act, the Exchange Act or other applicable law.

Section 2.3. Eighth Supplemental Indenture Shall Govern.  In the event of a conflict between any provisions of the Indenture and this Eighth Supplemental Indenture, the relevant provision or provisions of this Eighth Supplemental Indenture shall govern.

ARTICLE THREE

AMENDMENTS

Section 3.1.  Forms Generally.  Section 201 of the Indenture is amended by replacing the last three paragraphs of that Section with the following three paragraphs:

Restricted Securities offered and sold in reliance on Rule 144A may be issued in the form of one or more permanent global securities substantially in the form set forth in Annex I hereto (the “U.S. Global Securities”) deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Security Registrar, as custodian for the Depositary or the Trustee, as hereinafter provided.

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Restricted Securities offered and sold in reliance on Regulation S shall be issued initially in the form of temporary global Restricted Securities in registered form substantially in the form set forth in Annex I hereto (the “Temporary Offshore Global Securities”). The Temporary Offshore Global Securities will be deposited on behalf of the purchasers of the Restricted Securities represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, until the later of the completion of the distribution of the Restricted Securities and the termination of the Restricted Period with respect to the offer and sale of such Restricted Securities (the “Offshore Securities Exchange Date”). At any time following the Offshore Securities Exchange Date, upon receipt by the Trustee and the Company of a certificate substantially in the form set forth in Section 205, the Company shall execute, and the Trustee shall execute and deliver, one or more permanent certificated Securities substantially in the form set forth in Annex I hereto (the “Permanent Offshore Physical Securities”) in exchange for the Temporary Offshore Global Securities of like tenor and amount.

Restricted Securities offered and sold other than as described in the preceding two paragraphs shall be issued in the form of permanent certificated Securities in Registered form in substantially the same form set forth in Annex I hereto (the “U.S. Physical Securities”). The Temporary Offshore Global Securities, Permanent Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the “Physical Securities”.

Section 3.2.  Restrictive Legends.  Section 204 of the Indenture is amended by replacing such Section in its entirety to read as follows:

Section 204.  Restrictive Legends.

Unless and until (i) a Restricted Security is sold under an effective Registration Statement or (ii) a Restricted Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to a Registration Rights Agreement, each such U.S. Global Security, Temporary Offshore Global Security and U.S. Physical Security shall bear the following legend (the “Private Placement Legend”) on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF CSX CORPORATION THAT IT WILL NOT OFFER, SELL PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO CSX CORPORATION OR ANY WHOLLY-OWNED SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Each U.S. Global Security, whether or not a Restricted Security, shall also bear the following legend on the face thereof:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 313 OF THE INDENTURE.

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Section 3.3. Form of Certificate to be Delivered upon Termination of Restricted Period.  Section 205 of the Indenture is amended by replacing such Section in its entirety to read as follows:

Section 205.  Form of Certificate to Be Delivered in Connection with Transfers Pursuant to Regulation S upon Termination of Restricted Period.

The following certificate, to be dated on or after expiration of the Restricted Period, shall be delivered by a Holder in connection with transfers pursuant to Regulation S.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
10161 Centurion Pkwy. N., 2nd Floor
Jacksonville, Florida 32256

Re:  CSX Corporation (the “Company”)
___% Securities due ____, 20__ (the “Securities”)

Ladies and Gentlemen:

This letter relates to U.S. $____  principal amount of Securities represented by a temporary global security certificate (the “Temporary Certificate”) which bears a legend outlining restrictions upon transfer of such Temporary Certificate. Pursuant to Section 201 of the Indenture dated as of August 1, 1990 relating to the Securities (as heretofore supplemented and amended, the “Indenture”), we hereby certify that we are (or we will hold such Securities on behalf of) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the Temporary Certificate for an unlegended certificate representing an identical principal amount of Securities, all in the manner provided for in the Indenture.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,
[Name of Holder]
By:

Authorized Signature

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Section 3.4. Form of Security.  The Security Form attached as Exhibit A to the Indenture is amended to read in its entirety as set forth in Annex I to this Eighth Supplemental Indenture.

Section 3.5. Special Transfer Provisions.  Section 313 of the Indenture is amended by replacing such Section in its entirety to read as follows:

Section 313.  Special Transfer Provisions.

Unless and until (i) a Restricted Security is sold under an effective Registration Statement, or (ii) a Restricted Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to a Registration Rights Agreement, the following provisions shall apply:

(a)           Transfers to Non-QIB Institutional Accredited Investors.  The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to any institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) which is not a QIB (excluding Non-U.S. Persons):

(i)           The Security Registrar shall register the transfer of any Restricted Security, whether or not such Restricted Security bears the Private Placement Legend, if (x) the requested transfer is at least one year after the original issue date of the Restricted Security or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form set forth in Section 314.

(ii)           If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

(b)           Transfers to QIBs.  The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to a QIB (excluding Non-U.S. Persons):

(i)           If the Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Global Securities or Permanent Offshore Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Restricted Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Restricted Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Restricted Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

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(ii)           If the proposed transferee is an Agent Member, and the Restricted Security to be transferred consists of U.S. Physical Securities, Temporary Offshore Global Securities or Permanent Offshore Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities, Temporary Offshore Global Securities or Permanent Offshore Physical Securities, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security so transferred.

(c)           Transfers by Non-U.S. Persons Prior to Expiration of the Restricted Period.  The following provisions shall apply with respect to registration of any proposed transfer of a Restricted Security by a Non-U.S. Person prior to expiration of the Restricted Period:

(i)           The Security Registrar shall register the transfer of any Restricted Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form set forth in Section 315 or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Restricted Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Restricted Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Restricted Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. Unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Offshore Global Securities of like tenor and amount.

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(ii)           If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Global Security to be transferred, and the Security Registrar shall cancel the Temporary Offshore Global Securities so transferred.

(d)           Transfers by Non-U.S. Persons on or After Expiration of the Restricted Period.  The following provisions shall apply with respect to any transfer of a Restricted Security by a Non-U.S. Person on or after expiration of the Restricted Period:

(i)           (x) If the Restricted Security to be transferred is a Permanent Offshore Physical Security, the Security Registrar shall register such transfer, (y) if the Restricted Security to be transferred is a Temporary Offshore Global Security, upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor, the Security Registrar shall register such transfer and (z) in the case of either clause (x) or (y), unless clause (ii) below is applicable, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

(ii)           If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Global Security or of the Permanent Offshore Physical Security to be transferred, and the Trustee shall cancel the Global Security so transferred.

(e)           Transfers to Non-U.S. Persons on or After Expiration of the Restricted Period.  The following provisions shall apply with respect to any transfer of a Restricted Security to a Non-U.S. Person:

(i)           Prior to expiration of the Restricted Period, the Security Registrar shall register any proposed transfer of a Restricted Security to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Temporary Offshore Physical Securities.

(ii)           On and after expiration of the Restricted Period, the Security Registrar shall register any proposed transfer to any Non-U.S. Person (w) if the Restricted Security to be transferred is a Permanent Offshore Physical Security, (x) if the Restricted Security to be transferred is a Temporary Offshore Global Security, upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor, (y) if the Restricted Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form set forth in Section 315 from the proposed transferor and (z) in the case of either clause (w), (x) or (y), the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

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(iii)           If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the document, if any, required by paragraph (i), and (y) instructions in accordance with the Depositary’s and the Security Registrar’s procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

(f)           Private Placement Legend.  Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by the fifth paragraph of Section 201 (with respect to Permanent Offshore Physical Securities) or paragraph (a)(i)(x), (d)(i) or (e)(ii) of this Section 313 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(g)           General.  By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 312 or this Section 313. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

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Section 3.6. Form of Certificate to Be Delivered in Connection with Transfers to Non-QIB Institutional Accredited Investors.  Section 314 of the Indenture is amended by replacing such Section in its entirety to read as follows:

Section 314.  Form of Certificate to Be Delivered in Connection with Transfers to Non-QIB Institutional Accredited Investors.
[date]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
10161 Centurion Pkwy. N., 2nd Floor
Jacksonville, Florida 32256

Re:  CSX Corporation (the “Company”) ___% Securities due ____, 20__ (the “Securities”)

Ladies and Gentlemen:

1.           We understand that the _____% Securities due _____, ____, (the “Offered Securities”) of CSX Corporation (the “Company”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if, prior to the date which is one year after the later of the date of original issue of the Offered Securities and the last date on which the Company or any affiliate of the Company was the owner of such Offered Securities (the “Resale Restriction Termination Date”), we decide to offer, sell or otherwise transfer any such Offered Securities, such offer, sale or transfer will be made only (a) to the Company or any wholly owned subsidiary thereof, (b) pursuant to an effective registration statement under the Securities Act, (c) so long as the Offered Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a “QIB”) that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account or for the account of such an institutional accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (e) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act or (f) pursuant to another available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirements of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will  not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide as applicable, among other things, that the transferee is an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring such Offered Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Offered Securities that the Company and the Trustee reserve the right prior to any offer, sale or other transfer pursuant to clause (d), (e) or (f) prior to the Resale Restriction Termination Date of the Offered Securities to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.

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2.           We are an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an institutional “accredited investor,” and we are acquiring the Offered Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

3.           We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

4.           We acknowledge that (a) none of the Company, or initial purchasers, if any, nor any person acting on behalf of the Company or initial purchasers, if any, has made any representation to us with respect to the Company or the offer or sale of any Offered Securities and (b) any information we desire concerning the Company and the Offered Securities or any other matter relevant to our decision to purchase the Offered Securities (including a copy of the Final Memorandum) is or has been made available to us.

[[NYCORP:3200566]]

5.           We acknowledge that the Company, the Trustee, initial purchasers, if any, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations,  warranties and agreements and agree that if any of the acknowledgements, representations, warranties and agreements made by us herein with respect to our purchase of the Offered Securities are no longer accurate, we shall promptly notify the Company.

Very truly yours,
(Name of Purchaser
By:
Date:

Upon transfer, the Offered Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

[[NYCORP:3200566]]

Section 3.7. Form of Certificate to Delivered in Connection with Transfers Pursuant to Regulation S.  Section 315 of the Indenture is amended by replacing such Section in its entirety to read as follows:

Section 315.  Form of Certificate to Be Delivered in Connection with Transfers Pursuant to Regulation S.

[date]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
10161 Centurion Pkwy. N., 2nd Floor
Jacksonville, Florida 32256

Re:  CSX Corporation (the “Company”) ___% Securities due _____, 20__ (the “Securities”)

Ladies and Gentlemen:

In connection with our proposed sale of U.S.$_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

(1)           the offer of the Securities was not made to a person in the United States;

(2)           at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

(3)           no directed selling efforts have been made by us, any affiliate of ours, or any Person acting on our or their behalf, in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

[[NYCORP:3200566]]

Very truly yours, [Name of Transferor]
By

Authorized Signature

ARTICLE FOUR

APPOINTMENT OF SUCCESSOR TRUSTEE

Section 4.1. Resignation of Prior Trustee.  Prior Trustee hereby resigns as Trustee under the Indenture.

Section 4.2. Assignment by Prior Trustee.  Prior Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Prior Trustee in and to the trusts of the Trustee under the Indenture and all the rights, powers and trusts of the Trustee under the Indenture.  Prior Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers and trust hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Paying Agent and Registrar.

Section 4.3. Acceptance of Resignation.  The Company hereby accepts the resignation of Prior Trustee as Trustee, Paying Agent and Registrar under the Indenture.

Section 4.4. Satisfaction of Conditions to Resignation.  All conditions relating to the appointment of The Bank of New York Mellon Trust Company, N.A. as Successor Trustee, Paying Agent and Registrar under the Indenture have been met by the Company, and the Company hereby appoints Successor Trustee as Trustee, Paying Agent and Registrar under the Indenture with like effect as if originally named as Trustee, Paying Agent and Registrar in the Indenture.

Section 4.5. No Disqualification as Successor Trustee.  Successor Trustee hereby represents and warrants to Prior Trustee and to the Company that Successor Trustee is not disqualified to act as Trustee under the Indenture.

Section 4.6. Appointment of Successor Trustee.  Successor Trustee hereby accepts its appointment as Successor Trustee, Paying Agent and Registrar under the Indenture and accepts the rights, powers, duties and obligations of Prior Trustee as Trustee, Paying Agent and Registrar under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Paying Agent and Registrar under the Indenture.

Section 4.7. Effectiveness of Appointment.  The resignation, appointment and acceptance effected hereby shall be effective as of the date hereof.

[[NYCORP:3200566]]

ARTICLE FIVE

MISCELLANEOUS PROVISIONS

Section 5.1. Incorporation of Indenture.  All provisions of this Eighth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Eighth Supplemental Indenture, shall be read, taken and construed as one and the same instrument and shall be binding upon all the Holders of the Securities.

Section 5.2. Governing Law.  This Eighth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.3. Counterparts.  This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 5.4. Separability Clause.  In case any provision of this Eighth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality  and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.5. Successors and Assigns.  All covenants and agreements in this Eighth Supplemental Indenture by the Company, the Prior Trustee and the Successor Trustee shall bind their respective successors and assigns, whether so expressed or not.

Section 5.6. Benefits of Eighth Supplemental Indenture.  Nothing in this Eighth Supplemental Indenture, express or implied, shall give any person, other than the parties hereto and their successors hereunder and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Eighth Supplemental Indenture. Except as expressly supplemented or amended as set forth in this Eighth Supplemental Indenture, the Indenture is hereby ratified and confirmed, and all the terms, provisions and conditions thereof shall be and continue in full force and effect. The Successor Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Eighth Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture as amended and supplemented by this Eighth Supplemental Indenture.

[[NYCORP:3200566]]

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Eighth Supplemental Indenture on behalf of the respective parties hereto as of the date first above written.

CSX CORPORATION,
By:
/s/ David A. Boor
Name: David A. Boor
Title: Vice President – Tax and Treasurer

[[NYCORP:3200566]]
[Signature Page to Eighth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Prior Trustee,
By:
/s/ Rafael E. Miranda
Name: Rafael E. Miranda
Title: Vice President

[[NYCORP:3200566]]
[Signature Page to Eighth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Successor Trustee,
By:
/s/ Geraldine Creswell
Name: Geraldine Creswell
Title: Vice President

[[NYCORP:3200566]]
[Signature Page to Eighth Supplemental Indenture]

ANNEX I

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF CSX CORPORATION THAT IT WILL NOT OFFER, SELL PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO CSX CORPORATION OR ANY WHOLLY OWNED SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 313 OF THE INDENTURE.

CSX CORPORATION

$[•]
[•]% NOTES DUE [•]

No. [•]   CUSIP No. [•]

This security (the “Security”) is one of a duly authorized issue of securities (herein called the “Securities”) of CSX Corporation, a Virginia corporation (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued in one or more series under an indenture, unlimited as to aggregate principal amount, dated as of August 1, 1990 between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon, formerly The Bank of New York, successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as hereinafter defined)), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, a Seventh Supplemental Indenture dated as of April 25, 2007 and an Eighth Supplemental Indenture dated as of [•], to which indenture and all indentures supplemental thereto (the indenture, as supplemented being herein called the “Indenture”) reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, which series has been issued in an initial aggregate principal amount of $[•] ([•]). All Securities of this series need not be issued at the same time and such series may be reopened at any time, without the consent of any Holder, for issuances of additional Securities of this series.  Any such additional Securities of this series will have the same interest rate, maturity and other terms as those initially issued.  Further Securities of this series may also be authenticated and delivered as provided by Sections 304, 305, 306 or 906 of the Indenture. This Security represents an aggregate initial principal amount of $[•] ([•]) (as adjusted from time to time in accordance with the terms and provisions hereof and as set forth on Exhibit A hereto, the “Principal Amount”) of the Securities of such series, with the Interest Payment Dates, date of original issuance, and date of Maturity specified herein and bearing interest on said Principal Amount at the interest rate specified herein.

2

The Company, for value received, hereby promises to pay CEDE & CO., or its registered assigns, the principal sum of $[•] ([•]) on [•], 20[•] and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from [•], 20[•] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if the date of this Security is an Interest Payment Date to which interest has been paid or duly provided for, then from the date hereof, semiannually in arrears on [•] and [•] of each year, commencing [•], 20[•], and at Maturity at the rate of [•]% per annum, until the principal hereof is paid or duly made available for payment[; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum additional interest rate of 0.50%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured].  The Company shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest at the rate per annum borne by the Security.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [•] or [•] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or quoted, and upon such notice as may be required by such exchange or system, all as more fully provided in such Indenture.  Notwithstanding the foregoing, interest payable on this Security at Maturity will be payable to the person to whom principal is payable.

This Security is exchangeable in whole or from time to time in part for definitive Registered Securities of this series only as provided in this paragraph.  If (x) the Depository with respect to the Securities of this series (the “Depository”) notifies the Company that it is unwilling, unable or ineligible to continue as Depository for this Security or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depository is not appointed by the Company within 90 days, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Registered Securities and executes and delivers to the Trustee a Company Order providing that this Security shall be so exchangeable or (z) there shall have happened and be continuing an Event of Default or any event which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which this Security is a part, this Security or any portion hereof shall, in the case of clause (x) above, be exchanged for definitive Registered Securities of this series, and in the case of clauses (y) and (z) above, be exchangeable for definitive Registered Securities of this series, provided that the definitive Security so issued in exchange for this Security shall be in authorized denominations and be of like tenor and of an equal aggregate principal amount as the portion of the Security to be exchanged, and provided further that, in the case of clauses (y) and (z) above, definitive Registered Securities of this series will be issued in exchange for this Security, or any portion hereof, only if such definitive Registered Securities were requested by written notice to the Security Registrar by or on behalf of a Person who is a beneficial owner of an interest herein given through the Holder hereof.  Any definitive Registered Security of this series issued in exchange for this Security, or any portion hereof, shall be registered in the name or names of such Person or Persons as the Holder hereof shall instruct the Security Registrar.  Except as provided above, owners of beneficial interests in this Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders thereof for any purpose under the Indenture.

3

Any exchange of this Security or portion hereof for one or more definitive Registered Securities of this series will be made at the New York office of the Security Registrar or at the office of any transfer agent designated by the Company for that purpose.  Upon exchange of any portion of this Security for one or more definitive Registered Securities of this series, the Trustee shall endorse Exhibit A of this Security to reflect the reduction of its Principal Amount by an amount equal to the aggregate principal amount of the definitive Registered Securities of this series so issued in exchange, whereupon the Principal Amount hereof shall be reduced for all purposes by the amount so exchanged and noted.  Except as otherwise provided herein or in the Indenture, until exchanged in full for one or more definitive Registered Securities of this series, this Security shall in all respects be subject to and entitled to the same benefits and conditions under the Indenture as a duly authenticated and delivered definitive Registered Security of this series.

The principal and any interest in respect of any portion of this Security payable in respect of an Interest Payment Date or at the Stated Maturity thereof, in each case occurring prior to the exchange of such portion for a definitive Registered Security or Securities of this series, will be paid, as provided herein, to the Holder hereof which will undertake in such circumstances to credit any such principal and interest received by it in respect of this Security to the respective accounts of the Persons who are the beneficial owners of such interests on such Interest Payment Date or at Stated Maturity.  If a definitive Registered Security or Registered Securities of this series are issued in exchange for any portion of this Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, then interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Holder hereof, and the Holder hereof will undertake in such circumstances to credit such interest to the account or accounts of the Persons who were the beneficial owners of such portion of this Security on such Regular Record Date or Special Record Date, as the case may be.

4

Payment of the principal of and any such interest on this Security will be made at the offices of the Trustee as Paying Agent, in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by check mailed to the registered Holders thereof; provided, however, that at the option of the Holder, payment of interest may be made by wire transfer of immediately available funds to an account of the Person entitled hereto as such account shall be provided to the Security Registrar and shall appear in the Security Register.

The Securities shall be redeemable, in whole or in part, at the Company’s option at any time.  The Redemption Price for the Securities to be redeemed shall equal the greater of the following amounts, plus, in each case, accrued interest thereon to the Redemption Date:

•	100% of the principal amount of such Securities; or

•
As determined by the Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Securities (not including any portion of any payments of interest accrued from the most recent Interest Payment Date to which interest has been paid to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 25 basis points.

The Redemption Price shall be calculated by the Independent Investment Banker assuming a 360-day year consisting of twelve 30-day months.

“Adjusted Treasury Rate” means, with respect to any Redemption Date:

•
the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•
If such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

5

The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.  The Company shall notify the Trustee, in an Officers’ Certificate, of the Redemption Price no later than the second Business Day preceding the Redemption Date. The Officers’ Certificate shall set forth the Redemption Price both as an aggregate amount for all the Securities to be redeemed and as an amount per $1,000.00 in principal amount of the Securities to be redeemed, subject to a minimum $2,000.00 denomination as set forth below.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means Credit Suisse Securities (USA) LLC and its successors, or if they are unwilling or unable to serve in that capacity, an independent investment and banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means:

•
Credit Suisse Securities (USA) LLC and its successors; provided that, if they cease to be a primary U.S. Government securities dealer in the United States (“Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and

•	Up to four other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

Notice of redemption shall be given as provided in Section 1104 of the Indenture; provided, that such notice shall not be required to include the Redemption Price but shall instead include the manner of calculation of the Redemption Price.  If the Company elects to partially redeem the Securities, the Trustee will select in a fair and appropriate manner the Securities to be redeemed.

6

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series (including this Security and the interests represented hereby) may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and any interest on the Securities of this series (including this Security and the interests represented hereby) shall terminate.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance with certain conditions set forth therein, which provisions shall apply to this Security.

The provisions of Article Fourteen of the Indenture apply to Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and the Persons who are beneficial owners of interests represented hereby, and of any Security issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional to pay the principal of (and premium, if any) and interest on this Security at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of Registered Securities of the series of which this Security is a part may be registered on the Security Register of the Company, upon surrender of such Securities for registration of transfer at the office of the Security Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or two more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

[In addition to the rights provided to each Holder of a Security under the Indenture, each Holder shall have the rights set forth in the Registration Rights Agreement among the Company and the other parties named on the signature pages thereof.]

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series of which this Security is a part are issuable only in registered form without coupons, in denominations of $2,000.00 and integral multiples of $1,000.00.  As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

The Securities of this series shall be dated the date of their authentication.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  [•], 20[•]                                                                CSX CORPORATION

By:_____________________________
Name:
Title:
Attest:

____________________________________
    Assistant Corporate Secretary

STATE OF
                               ) ss.:
COUNTY/CITY OF

Before me, a Notary Public in and for said State and County/City, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the company on behalf of which he acted executed the instrument.

WITNESS my hand and official seal this [•] day of [•], 20[•], in the State and County/City aforesaid.

________________________________________
Notary Public in and for the State and County/City aforesaid

My commission expires:              ____________________________

Printed Name of Notary Public:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of a series issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:  _____________________________
Authorized Officer

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FORM OF TRANSFER NOTICE

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

__________________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

__________________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________ attorney to transfer said Security on the books of the Security Registrar with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED
ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES,
OFFSHORE GLOBAL SECURITIES AND
OFFSHORE PHYSICAL SECURITIES]

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration Statement or (ii) the end of the period referred to in Rule 144(d) under the Securities Act of 1933, as amended (the “Securities Act”), the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]

[   ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act, provided by Rule 144A thereunder.

or

[   ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or the Security Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 313 of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

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TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

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EXHIBIT A
Schedule of Exchanges

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